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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 2, 2002

                                 ePresence, Inc.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

            0-20364                                 04-2798394
           --------                                ----------
   (Commission File Number)               (I.R.S. Employer Identification No.)

                                120 Flanders Road
                          Westboro, Massachusetts 01581
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (508) 898-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 2, 2002 the Registrant issued a press release announcing that it had received a panel decision letter from Nasdaq advising it that effective with the open of business on Thursday, October 3, 2002, its common stock will resume trading under the original trading symbol, "EPRE." The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



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Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired
     --------------------------------------------

     Not applicable.

(b)  Pro Forma Financial Information
     -------------------------------

     Not applicable.

(c)  Exhibits.
     --------

     99.1 Press Release dated October 2, 2002 entitled ePresence Resumes Trading under Symbol "EPRE".



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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ePRESENCE, INC.

Date: October 2, 2002                 /s/ Richard M. Spaulding
                                      ------------------------
                                      Richard M. Spaulding
                                      Senior Vice President and Chief Financial
                                      Officer, Treasurer and Clerk
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)


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                                  Exhibit Index
                                  -------------

99.1 Press Release dated October 2, 2002 entitled ePresence Resumes Trading under Symbol "EPRE".